Exhibit 10.9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

FIRST AMENDMENT

TO THE

PATENT CROSS-LICENSE AGREEMENT

This Amendment to the Patent Cross-License Agreement (“FIRST AMENDMENT”) is entered into with effect as of January 1, 2022 by and between Infineon Technologies AG (“INFINEON”), a corporation duly incorporated under the laws of Germany having its principal offices at Am Campeon 1-15, 85579 Neubiberg, Germany, and Magnachip Semiconductor, Ltd. (“MAGNACHIP”), a company duly organized under the laws of Korea, having its principal offices at 15F, 76 Jikji-daero 436beon-gil (Jikji Smart Tower), Heungdeok-gu, Cheongju-si, Chungcheongbuk-do, 28581, Republic of Korea (INFINEON and MAGNACHIP hereinafter collectively referred to as the “PARTIES” and individually as a “PARTY”).

Preamble

WHEREAS, INFINEON and MAGNACHIP have entered into a Patent Cross-License Agreement with effect as of June 15, 2017 (“AGREEMENT”);

WHEREAS, both INFINEON and MAGNACHIP desire to amend the AGREEMENT;

NOW THEREFORE, INFINEON and MAGNACHIP agree as follows:

1.	Section 1.9 (Definition of DISCRETE POWER MOSFET PRODUCT) of the AGREEMENT shall be replaced in its entirety by the following wording:

“1.9 “DISCRETE POWER MOSFET PRODUCT“ shall mean [***].

2.	In Section 1.12 (a) (Definition of INFINEON LICENSED PATENTS) of the AGREEMENT the words “December 31, 2020” shall be replaced by “December 31, 2026”. The new Section 1.12 (a) thus reads:

“(a) all classes or types of patents, utility models and design patents, including applications therefor, in all countries of the world, which are issued or published, or filed prior to (and including) December 31, 2026 including continuations, divisionals, reissues and other pre-grant and post-grant applications and issuances and foreign counterparts thereof; and”

MagnaChip/ Infineon Confidential

3.	In Section 1.13 (Definition of INFINEON LICENSED PRODUCTS) of the AGREEMENT the words [***] shall be deleted. The new Section 1.13 thus reads:

“1.13 “INFINEON LICENSED PRODUCTS” shall mean [***].

4.	Section 1.18 (a) (Definition of MAGNACHIP LICENSED PATENTS) of the AGREEMENT the words “December 31, 2020” shall be replaced by “December 31, 2026”. The new Section 1.18 (a) thus reads:

“(a)

all classes or types of patents, utility models and design patents, including applications therefor, in all countries of the world, which are issued or published, or filed prior to (and including) December 31, 2026, including continuations, divisionals, reissues and other pre-grant and post-grant applications and issuances and foreign counterparts thereof; and”

5.

In Section 1.19 (Definition of MAGNACHIP LICENSED PRODUCTS) of the AGREEMENT the words “in each case first sold at production volume prior to (and including) December 31, 2020” shall be deleted. The new Section 1.19 thus reads:

“MAGNACHIP LICENSED PRODUCTS” shall mean any DISCRETE POWER MOSFET PRODUCTS with identification numbers or codes assigned thereto and any individual IGBT DISCRETE PRODUCTS with identification numbers or codes assigned thereto, which (i) are designed or developed by or for MAGNACHIP and/or any of its AFFILIATES (either solely or jointly with one or more THIRD PARTIES), or of which designs are licensed or acquired by MAGNACHIP and/or any of its AFFILIATES and (ii) if marketed, are marketed by MAGNACHIP and/or any of its AFFILIATES under its own name as its own product.”

6.	In Section 1.25 (a) (Definition of RECIPIENT LICENSED PATENTS) of the AGREEMENT the words “December 31, 2020” shall be replaced by “December 31, 2026”. The new Section 1.25 (a) thus reads:

“(a) all classes or types of patents, utility models and design patents, including applications therefor, in all countries of the world, which are issued or published, or filed prior to (and including) December 31, 2026, including continuations, divisionals, reissues and other pre-grant and post-grant applications and issuances and foreign counterparts thereof; and”

7.	Section 1.27 (Definition of TERM) of the AGREEMENT shall be replaced in its entirety by the following wording:

MagnaChip/ Infineon Confidential

“1.27“TERM” shall comprise the period from June 15, 2017 to December 31, 2021 (“FIRST TERM”) as well as the period from January 1, 2022 to December 31, 2026 (“SECOND TERM”) and shall have the meaning ascribed to it in Section 5.1.”

8.	Section 4.1.1 (Balancing Payments) of the AGREEMENT shall be replaced in its entirety by the following wording:

“4.1.1 Balancing Payments

In consideration for the license granted by each PARTY and its AFFILIATES pursuant to this AGREEMENT and the releases set forth in Section 3, MAGNACHIP has paid to INFINEON in accordance with the agreed upon payment schedule as set forth in Annex 1 a sum of [***] (collectively, the “BALANCING PAYMENTS”).

For each BALANCING PAYMENT installment as set forth in Annex 1 and Annex 2, INFINEON will issue a corresponding invoice, and payments shall be made not later than (i) fifteen (15) calendar days following the receipt by MAGNACHIP of the respective invoice or (ii) the respective due date, whichever is later.

9.	Within Section 4.3 of the AGREEMENT the bank account details shall be updated as follows:

Bank	[***]
Account No.	[***]
Swift Code	[***]
IBAN	[***]

10.	Section 5.1 (Term and Termination) of the AGREEMENT shall be replaced in its entirety by the following wording:

“5.1 This AGREEMENT has become effective as of the EFFECTIVE DATE and initially was in effect until December 31, 2021 (“FIRST TERM”). The PARTIES have agreed to extend the term of this AGREEMENT from January 1, 2022 to December 31, 2026 (the “SECOND TERM”). Unless this AGREEMENT is terminated before the end of TERM pursuant to Section 5.2, 5.3 or 5.4, at the request of a PARTY the PARTIES shall in good faith, commence discussing a renewal at least two (2) months prior to the end of TERM, including the consideration for renewal and the adjustment of the scope of LICENSED PRODUCTS under this AGREEMENT.”

11.

Within Section 6.2 (A PARTY being acquired by a THIRD PARTY) of the AGREEMENT the reference to BALANCING PAYMENT NO. 1 and BALANCING PAYMENT NO. 2 shall be deleted and the respective two paragraphs shall be amended as mentioned below:

(a) The paragraph:

MagnaChip/ Infineon Confidential

“If INFINEON terminates this AGREEMENT pursuant to the foregoing sentence, then BALANCING PAYMENT NO. 1, and BALANCING PAYMENT NO. 2, to the extent not already paid, and any other BALANCING PAYMENT that is due but unpaid, shall immediately become due and payable in full.”

shall be replaced by the following wording:

“If INFINEON terminates this AGREEMENT pursuant to the foregoing sentence, then any BALANCING PAYMENT that is due but unpaid, shall immediately become due and payable in full.”

(b) The paragraph:

“Notwithstanding the foregoing, except for BALANCING PAYMENT NO. 1, and BALANCING PAYMENT NO. 2, if INFINEON terminates this AGREEMENT pursuant to this Section 6.2, then any BALANCING PAYMENT, which had already been paid for the year during which such termination occurs, shall be subject to a pro rata refund. The amount of such refund shall be calculated by multiplying the amount of the applicable BALANCING PAYMENT by a fraction whose numerator is the number of calendar days remaining in the calendar year and whose denominator is 365. INFINEON shall pay such refund within thirty (30) calendar days after receipt of a proper invoice issued upon termination of this AGREEMENT pursuant to this Section 6.2. As an example, if this AGREEMENT is terminated after BALANCING PAYMENT NO. 4 is made and there are two hundred (200) calendar days remaining in the calendar year 2019, then INFINEON shall pay a refund of [***] to MAGNACHIP.”

shall be replaced by the following wording:

“Notwithstanding the foregoing, if INFINEON terminates this AGREEMENT pursuant to this Section 6.2, then any BALANCING PAYMENT, which had already been paid for the year during which such termination occurs, shall be subject to a pro rata refund. The amount of such refund shall be calculated by multiplying the amount of the applicable BALANCING PAYMENT by a fraction whose numerator is the number of calendar days remaining in the calendar year and whose denominator is 365. INFINEON shall pay such refund within thirty (30) calendar days after receipt of a proper invoice issued upon termination of this AGREEMENT pursuant to this Section 6.2. As an example, if this AGREEMENT is terminated after BALANCING PAYMENT NO. 4 is made and there are two hundred (200) calendar days remaining in the calendar year 2019, then INFINEON shall pay a refund of [***] to MAGNACHIP.”

12.	Within Section 7.3 of the AGREEMENT INFINEON´s and MAGNACHIP´s addresses shall be updated as follows:

MagnaChip/ Infineon Confidential

For INFINEON:

Senior Vice President Intellectual Property Infineon Technologies AG

[***]

Fax: [***]

Email: [***]

with a copy to

Infineon Technologies AG

Legal Department

[***]

Fax: [***]

E-mail: [***]

For MAGNACHIP:

General Counsel

Magnachip Semiconductor, Ltd.

[***]

Fax: [***]

Email: [***]

13.	Another Annex shall be added to the AGREEMENT as ANNEX 2 and shall be considered as a substantial part of the AGREEMENT.

ANNEX 2 shall have the following contents:

[***]

14.	Except as modified by this FIRST AMENDMENT, all other terms and conditions of the AGREEMENT shall remain in full force and effect.

15.	Unless otherwise defined herein, all capitalized terms set forth herein shall have the same meanings attributed to such terms in the AGREEMENT.

IN WITNESS WHEREOF, the PARTIES hereto have caused this FIRST AMENDMENT to be executed by their respective duly authorized representatives:

MagnaChip/ Infineon Confidential

Magnachip Semiconductor, Ltd.		Infineon Technologies AG

Date:	May 18, 2022	Date: May 20, 2022

By:	/s/ Theodore S. Kim	By:	/s/ [***]
Name:	Theodore S. Kim	Name:	[***]
Title:	CCO & GC	Title:	SVP Intellectual Property

By:	/s/ Chan Ho Park	By:	/s/ [***]
Name:	Chan Ho Park	Name:	[***]
Title:	GM of Power	Title:	Senior Director – Corporate Legal Counsel

MagnaChip/ Infineon Confidential